Commitments (Tables)	12 Months Ended
Dec. 31, 2018
Commitments [Abstract]
Disclosure of rental payments
We are committed to rental payments (excluding our portion of operating costs and rental taxes) under the terms of our office leases. In 2018, we entered into a new multi-year lease agreement which provided for lease incentives of $77,911 to be recognized over the lease term. We also recorded an onerous lease provision related to the old lease of $67,588 as a result of this lease agreement. Annual payments under the terms of these leases are as follows:

Amount $
2019	423,718
2020	371,282
2021	166,575
961,575